UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 8, 2007

FIRSTBANK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-14209 (Commission File Number)	38-2633910 (IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan (Address of principal executive office)	48801 (Zip Code)

Registrant’s telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 4.01      Changes in Registrant’s Certifying Accountant

(a)	On May 8, 2007, the Audit Committee of Firstbank Corporation (the “Registrant”) concluded its proposal process for selection of an independent registered public accounting firm for 2007, and determined to engage Plante & Moran, PLLC (“Plante & Moran”). On the same date, the Audit Committee determined to dismiss Crowe Chizek and Company LLC (“Crowe Chizek”) as its independent registered public accounting firm. The dismissal of Crowe Chizek was approved by the Registrant’s Audit Committee on May 8, 2007.

The audit reports of Crowe Chizek on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2006 and 2005, and Crowe Chizek’s report on management’s assessment of internal control over financial reporting as of December 31, 2006 and the effectiveness of internal control over financial reporting as of December 31, 2006, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent calendar years ended December 31, 2006 and 2005, and from December 31, 2006 through the effective date of Crowe Chizek’s dismissal (the “Relevant Period”), there have been no disagreements between the Registrant and Crowe Chizek on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Crowe Chizek to make reference to the subject matter of such disagreements in connection with its reports. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) (“Reportable Events”) of Regulation S-K issued by the Securities and Exchange Commission (the “Commission”).

The Registrant has provided Crowe Chizek with a copy of the foregoing disclosures and has requested, pursuant to the rules of the Commission, that Crowe Chizek provide the Registrant with a letter addressed to the Commission stating whether Crowe Chizek agrees with the statements set forth in this subsection (a) and, if not, stating the respects in which it does not agree. The Registrant has provided a copy of the foregoing statements to Crowe Chizek. Attached as Exhibit 16.1 is a copy of Crowe Chizek’s letter to the Securities and Exchange Commission, dated May 11, 2007.

(b)	Effective May 11, 2007, the Registrant engaged Plante & Moran as its independent registered public accounting firm to audit the Registrant’s financial statements for its current fiscal year. The engagement of Plante & Moran was approved by the Registrant’s Audit Committee on May 8, 2007.

During the Relevant Period, neither the Registrant nor (to the Registrant’s knowledge) anyone acting on behalf of the Registrant consulted with Plante & Moran regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, or (iii) any Reportable Event.

Item 9.01      Financial Statements and Exhibits

Exhibit 16.1	Letter from Crowe Chizek and Company LLC to the Securities and Exchange Commission dated May 11, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 2007	FIRSTBANK CORPORATION (Registrant) By: /s/ Samuel G. Stone —————————————— Samuel G. Stone Executive Vice President and CFO